UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington,  DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29,  2014  (October 24, 2014)

Pain Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	000-29959	91-1911336
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7801 N. Capital of Texas Highway, Suite 260

Austin, Texas 78731

(Address of principal executive offices, including zip code)

512-501-2444

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

◻	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02. Termination of a Material Definitive Agreement

On October 24, 2014, Pfizer, Inc., or Pfizer, hosted a conference call with Pain Therapeutics, Inc., or PTI, and informed PTI of Pfizer’s intent to terminate development of REMOXY®. Pfizer’s development of REMOXY is being conducted pursuant to the term of the Collaboration Agreement, dated as of November 9, 2005, as amended, or the Collaboration Agreement, between PTI and King Pharmaceuticals, Inc., or King, a corporation acquired by Pfizer in 2011, and the License Agreement, dated as of November 9, 2005, between PTI and King Pharmaceuticals, Inc., or the License Agreement, an agreement entered into in connection with PTI’s entry into the Collaboration Agreement. A description of the material terms of the Collaboration Agreement and License Agreement is set forth in Item 1 of our Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission, or SEC, on February 5, 2014, and is incorporated by reference herein.

On October 26, 2014, Pfizer provided PTI with written notice of termination, or the Termination Notice, of the Collaboration Agreement. Pursuant to the terms of the Termination Notice and the Collaboration Agreement, the effective date of termination of the Collaboration Agreement is six months from October 26, 2014.

The terms of the License Agreement provide that such agreement terminates automatically upon termination of the Collaboration Agreement.

In connection with a termination of the Collaboration Agreement, and under the terms of such agreement, Pfizer is obligated to carry out certain activities to facilitate transfer of activities, regulatory filings, materials, data, agreements and other matters to PTI in connection with the return to PTI of the development program related to REMOXY and is obligated to bear all non-cancelable costs, and otherwise to bear all reasonable costs, associated with such return for six months after termination. The foregoing is a summary of the terms relating the Collaboration Agreement and License Agreement, including with respect to the termination of such agreements pursuant to the delivery by Pfizer of the Termination Notice, and is qualified in its entirety by the terms of the Collaboration Agreement and the License Agreement, each as amended, which were filed with the SEC as exhibits 10.8 and 10.9 to the PTI Annual Report on Form 10-K/A filed with the SEC on May 9, 2012, with amendments or modifications filed as exhibit 10.2 to the PTI Quarterly Report on Form 10-Q filed with the SEC on July 29, 2010 and exhibit 10.23 to the PTI Annual Report on Form 10-K filed with the SEC on February 5, 2014. The contents of such exhibits are hereby incorporated by reference into this Current Report on Form 8-K.

PTI also filed a Current Report on Form 8-K related to the termination of the Collaboration Agreement and the License Agreement under items 8.01 and 9.01 with the SEC on October 27, 2014. The disclosure therein, and including with respect to the press release attached thereto as exhibit 99.1, is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pain Therapeutics, Inc.

Dated: October 29, 2014	By:	/s/ Peter S. Roddy
Peter S. Roddy
Vice President and Chief Financial Officer